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                                                                    EXHIBIT 23.4


                             ACCOUNTANTS' CONSENT



The Board of Directors
 Orbital Communications Corporation:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                                  KPMG Peat Marwick LLP

     Washington, DC
     November 25, 1996